UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 18, 2015

Date of Report (date of earliest event reported)

GIGOPTIX, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35520	26-2439072
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

130 Baytech Drive

San Jose, CA 95134

(Address of principal executive offices)

(408) 522-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As previously disclosed, on June 4, 2015, GigOptix, Inc. (“GigOptix”) issued a press release announcing its proposal to acquire GSI Technology, Inc. (“GSI”) with a stated expiration date of June 19, 2015. On June 18, 2015, representatives of GSI informed us that GSI expects to respond to the proposal by the end of next week and discuss any next steps that may be appropriate. In view of this positive response, on June 18, 2015, GigOptix informed GSI in a written communication that the proposal is extended until Monday, June 29, 6:00 PM PDT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGOPTIX, INC.

By:	/s/ Dr. Avi Katz
Name:	Dr. Avi Katz
Title:	Chief Executive Officer

Date: June 19, 2015